Discontinued Operations/Assets Held For Sale	12 Months Ended
Dec. 31, 2012
Discontinued Operations/Assets Held For Sale

5. DISCONTINUED OPERATIONS/ASSETS HELD FOR SALE

During December 2011, our board of directors approved a formal plan to sell our DJ Basin assets located in the states of Wyoming and Colorado. During 2012, we sold various parcels of acreage throughout our DJ Basin holdings at varying prices, much of which was lower than the existing carrying value of similar remaining acreage at the time of sale. Market conditions in the region for similar assets have experienced a deterioration of price over the course of the last 12 months to which we have responded by modifying our marketing efforts. The assets remaining are available for immediate sale pending normal due diligence incurred during the course of normal business, with a sale expected within one year. The recording of Depreciation, Depletion, Amortization and Accretion (“DD&A”) expense related to our DJ Basin assets ceased in December 2011. During 2012, we continually evaluated the value, less cost to sell, of our DJ Basin assets and determined that the fair value of our assets was less than the carrying amount of the assets based on recent purchase and sale activities in the Basin. In total, we incurred approximately $19.8 million in Impairment Expense related to the write down of our DJ Basin assets during 2012. For additional information on impairment, see Note 18, Impairment Expense, to our Consolidated Financial Statements.

These assets were classified as Assets Held for Sale on our Balance Sheet as of December 31, 2012 and December 31, 2011, and the results of operations are reflected in Discontinued Operations in our Consolidated Statements of Operations. We included $2.3 million and $24.8 million of net assets located in the DJ Basin as Assets Held for Sale on our Consolidated Balance Sheets as of December 31, 2012 and 2011, respectively. We included approximately $0.1 million and $1.6 million of liabilities as Liabilities Related to Assets Held for Sale on our Consolidated Balance Sheets as of December 31, 2012 and 2011, respectively. These liabilities primarily relate to Accounts Payable and Accrued Expenses. Upon the completion of a sale, we will have no continuing activities in the DJ Basin or continuing cash flows from this region. For additional information on our remaining DJ Basin assets, see Note 26, Subsequent Events, to our Consolidated Financial Statements.

Summarized financial information for Discontinued Operations is set forth in the table below, and does not reflect the costs of certain services provided. Such costs, which were not allocated to the Discontinued Operations, were for services, including legal counsel, insurance, external audit fees, payroll processing, certain human resource services and information technology systems support.

	December 31,
($ in thousands)	2012	2011	2010
Revenues:
Oil and Gas Sales	$97	$556	$0

Total Operating Revenue	97	556	0
Costs and Expenses:
Production and Lease Operating Expense	353	493	0
General and Administrative Expense	660	1,745	782
Exploration Expense	867	33,812	2,664
Impairment Expense	19,770	13,177	0
Depreciation, Depletion, Amortization and Accretion	0	85	1
Other Operating Expense	8	1	0
Gain on Disposal of Asset	(2,126)	0	0
Interest Expense	0	1	0
Other (Income) Expense	(3)	1	0

Total Costs and Expenses	19,529	49,315	3,447
Income (Loss) from Discontinued Operations Before Income Taxes	(19,432)	(48,759)	(3,447)
Income Tax (Expense) Benefit	8,489	15,302	1,425

Income (Loss) from Discontinued Operations, Net of Income Taxes	$(10,943)	$(33,457)	$(2,022)

Production
Crude Oil (Bbls)	1,272	6,939	0